Exhibit 10.5

同意函

Consent Letter

本人，张晓敏（中华人民共和国（下称“中国”）公民，身份证号码：*，为白华烨（中国公民，身份证号码：*）之合法配偶。本人在此确认已知悉，并且无条件并不可撤销地同意本人配偶签署下列文件（下称“交易文件”），并同意其按照交易文件的规定处置本人配偶持有、并登记在其名下的深圳市贝斯曼精密仪器有限公司（下称“深圳贝斯曼”）的股权：

The undersigned, Zhang Xiaomin, a citizen of the People’s Republic of China (“China” or the “PRC”) whose identification card number is *, is the lawful spouse of BAI Huaye, a PRC citizen whose identification card number is *. I hereby confirm awareness of, and unconditionally and irrevocably agree on, the execution of the following documents (the “Transaction Documents”) by my spouse and the disposal of the equity interests of Shenzhen Bestman Instrument. Co., Ltd. (“Shenzhen Bestman”) held by my spouse and registered in my spouse’s name according to the Transaction Documents:

1)	与北京阿伽门农科技服务有限公司（下称“WFOE”）及深圳贝斯曼于2022年1月28日签署的《股权质押协议》；

The Equity Interest Pledge Agreement entered into by and between Beijing Agamemnon Technology Service Co., LTD.(“WFOE”) and Shenzhen Bestman on January 28, 2022;

2)	与WFOE及深圳贝斯曼于2022年1月28日签署的《独家购买权协议》；及

The Exclusive Option Agreement entered into by and between WFOE and Shenzhen Bestman on January 28, 2022; and

3)	于2022年1月28日向WFOE出具的《授权委托书》。

The Power of Attorney issued to WFOE on January 28, 2022.

本人确认和同意本人配偶现在和将来持有的深圳贝斯曼的股权是本人配偶的个人财产，不构成本人与本人配偶的共同财产，本人配偶有权独自处理该等股权。本人在此无条件地并不可撤销地放弃任何适用之法律可能授予本人的对该等股权及其对应资产的任何权利或权益，承诺不就该等股权及其对应资产提出任何主张，包括主张该等股权及对应的资产构成本人与本人配偶的共同财产，基于该等主张而主张参与深圳贝斯曼的日常运营管理或以任何方式影响本人配偶对该等股权的决定。本人进一步确认，本人配偶有权独自享有和履行其在交易文件项下的权利和义务，本人配偶履行交易文件以及对交易文件的进一步修改或终止交易文件或签署其他文件替代交易文件并不需要本人另行授权或同意。

I hereby confirm and agree that the equity interest in Shenzhen Bestman currently and hereafter held by my spouse is my spouse’s individual property, not the joint property of my spouse and myself, which my spouse is entitled to dispose of independently. I hereby unconditionally and irrevocably waive any right or interest on such equity interest and its corresponding assets that may be granted to me by any applicable laws, and undertake not to raise any claim on such equity interest and its corresponding assets, including claiming that such equity interest and its corresponding assets constitute the joint property of my spouse and myself, and claiming to participate in the daily operation management of Shenzhen Bestman or in any way impose influence on the decisions of my spouse regarding such equity interest based on the claim aforementioned. I further confirm that, my spouse is entitled to independently enjoy rights and perform obligations under the Transaction Documents, and my separate authorization or consent is not required for my spouse’s performance of the Transaction Documents, further amendments to or termination of the Transaction Documents or execution of other documents to replace the Transaction Documents.

本人承诺，本人将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当的履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

本人同意并承诺，本人不会在任何时候作出与交易文件项下安排或本同意函相冲突的行为。如本人由于任何原因获得深圳贝斯曼的任何股权，则本人应受（经不时修订的）交易文件的约束，并遵守作为深圳贝斯曼的股东在（经不时修订的）交易文件项下的义务，且为此目的，一旦WFOE提出要求，本人应签署格式和内容基本与（经不时修订的）的交易文件相同的一系列书面文件。

I hereby agree and covenant that, I will not act in any manner in conflict with the arrangement contemplated under the Transaction Documents or this Consent Letter at any time. If I acquire any equity interest of Shenzhen Bestman for any reason, I shall be bound by the Transaction Documents (as amended from time to time), and comply with the obligations of shareholders of Shenzhen Bestman under the Transaction Documents (as amended from time to time). For such purposes, at the request of WFOE, I will execute a series of written documents with the form and substance substantially the same as the Transaction Documents (as amended from time to time).

本人进一步确认、承诺及保证，在任何情况下，包括但不限于如出现本人和本人配偶离婚的情形，本人配偶有权独自处理其持有的深圳贝斯曼的股权及对应的资产，本人不会采取任何可能影响或者妨碍本人配偶履行在交易文件下所承担的义务的行为。

I hereby further confirm, covenant and undertake, in any case, including but not limited to, the occurrence of the divorce between my spouse and myself, my spouse is entitled to handle the equity interest of Shenzhen Bestman held by my spouse and its corresponding assets, and I will not take any actions that may affect or prejudice my spouse’s performance of the obligations under the Transaction Documents.

本确认函所作之承诺、确认、同意、授权不因深圳贝斯曼的股权权益的增、减、合并或其他类似事件，亦不因本人丧失民事行为能力、民事行为能力受限制、死亡，或者本人与本人配偶离异等类似事件，而发生撤销、减损、无效或其他不利变化。

The covenants, confirmation, agreement, authorization under this Consent Letter shall not be revoked, impaired, nullified or adversely affected, due to increase or decrease in the equity interests of Shenzhen Bestman, merger or other similar events, or my incapability or death, or my divorce with my spouse and the like.

本确认函的其他未尽事项，包括但不限于适用法律、争议解决、定义及释义亦与交易文件的约定相同。

For matters not specified herein, including but not limited to the governing law, dispute resolution, definition and interpretation, shall be governed by the same provisions of the Transaction Documents.

本确认函以中文和英文书就。如中英文版本存在不一致，应以中文版本为准。

This Consent Letter is written in Chinese and English. In the case of any inconsistency between the Chinese version and the English version, the Chinese version shall prevail.

本确认函于2022年1月28日签署。

This Consent Letter is executed on January 28, 2022.

本页其余部分刻意留为空白

The remainder of this page is intentionally left blank

签字：
By:	/s/ Zhang Xiaomin
姓名：	张晓敏
Name:	Zhang Xiaomin

承认：

Acknowledged by：

签字：
By:	/s/ BAI Huaye
姓名：	白华烨
Name:	BAI Huaye

《同意函》签字页

Signature Page to the Consent Letter